Nuveen Intermediate Term Bond Fund (formerly First American Intermediate Term Bond Fund)
Summary Prospectus | October 28, 2010, as supplemented January 1, 2011
Ticker: Class A–FAIIX, Class Y–FINIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated October 28, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The investment objective of the fund is to provide investors with current income to the extent consistent with preservation of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fees	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Y

Management Fees	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[2]	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%

Gross Annual Operating Expenses	0.96%	0.71%
Less 12b-1 Fee Waiver[3]	(0.10)%	0.00%

Net Annual Operating Expenses[4]	0.86%	0.71%

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption

	A	Y	A	Y

1 Year	311	73	311	73
3 Years	514	227	514	227
5 Years	734	395	734	395
10 Years	1,368	883	1,368	883

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The distributor has agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through January 31, 2012.

4	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85% and 0.70%, respectively, for Class A and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

•	U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discounted after purchase, the fund is not required to sell the security, buy may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund’s advisor. Unrated securities will not exceed 25% of the fund’s total assets.

The fund’s advisor selects securities using a “top-down” approach, which begins with the formulation of the advisor’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the advisor selects individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities,

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and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the different share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 7.77%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 9.78% and -5.19%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information

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reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
	Inception	for the Periods Ended December 31, 2009
	Date	1 Year	5 Years	Ten Years

Class Returns Before Taxes:
Class A	1/9/95	18.00%	3.96%	5.14%
Class Y	1/5/93	20.82%	4.58%	5.56%

Class Y Return After Taxes:
On Distributions		18.65%	2.92%	3.75%
On Distributions and Sale of Fund Shares		13.41%	2.91%	3.67%

Barclays Capital Intermediate Gov’t/Credit Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		5.24%	4.66%	5.93%

1	Performance presented prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

2	An unmanaged of investment grade, fixed income securities with maturities ranging from one to ten years.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Wan-Chong Kung, CFA	Senior Vice President	October 2002
Jeffrey J. Ebert	Senior Vice President	February 2000

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-FITB-0111P